UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06698

DWS Equity 500 Index Portfolio

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Annual Report to Shareholders

DWS Equity 500 Index Fund

Contents

4 Performance Summary

8 Information About Your Fund's Expenses

10 Portfolio Management Review

14 Portfolio Summary

DWS Equity 500 Index Fund

16 Financial Statements

19 Financial Highlights

21 Notes to Financial Statements

26 Report of Independent Registered Public Accounting Firm

27 Tax Information

DWS Equity 500 Index Portfolio

29 Investment Portfolio

44 Financial Statements

47 Financial Highlights

48 Notes to Financial Statements

53 Report of Independent Registered Public Accounting Firm

54 Investment Management Agreement Approval

59 Summary of Management Fee Evaluation by Independent Fee Consultant

64 Summary of Administrative Fee Evaluation by Independent Fee Consultant

65 Board Members and Officers

69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additionally, the fund may not be able to replicate the S&P 500® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.26% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/08
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	-37.06%	-8.41%	-2.26%	-1.49%
S&P 500® Index+	-37.00%	-8.36%	-2.19%	-1.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/08	$ 102.25
12/31/07	$ 166.22
Distribution Information: Twelve Months as of 12/31/08: Income Dividends	$ 3.00
Institutional Class Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	45	of	180	25
3-Year	21	of	170	13
5-Year	17	of	156	11
10-Year	10	of	86	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Equity 500 Index Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/08
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$629,400	$768,400	$892,200	$860,500
	Average annual total return	-37.06%	-8.41%	-2.26%	-1.49%
S&P 500 Index+	Growth of $1,000,000	$630,000	$769,600	$895,300	$870,000
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.33% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On May 19, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Equity 500 Index Fund — Investment (the "Acquired fund") and the Fund. The Acquired fund was, and the Fund is, a feeder fund investing all of its investable assets in the same master portfolio, the DWS Equity 500 Index Portfolio. Returns shown prior to May 19, 2003 are the actual returns of the Acquired fund and for the period after May 19, 2003 are those of the Fund's Investment Class. On October 20, 2006, Investment Class was renamed Class S.

Average Annual Total Returns as of 12/31/08
DWS Equity 500 Index Fund	1-Year	3-Year	5-Year	10-Year
Class S	-37.12%	-8.50%	-2.38%	-1.62%
S&P 500 Index+	-37.00%	-8.36%	-2.19%	-1.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/08	$ 101.24
12/31/07	$ 164.58
Distribution Information: Twelve Months as of 12/31/08: Income Dividends	$ 2.84
Class S Lipper Rankings — S&P 500 Index Objective Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	55	of	180	31
3-Year	39	of	170	23
5-Year	39	of	156	25
10-Year	28	of	86	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended December 31
Comparative Results as of 12/31/08
DWS Equity 500 Index Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,288	$7,659	$8,867	$8,494
	Average annual total return	-37.12%	-8.50%	-2.38%	-1.62%
S&P 500 Index+	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 715.10	$ 715.40
Expenses Paid per $1,000**	$ .95	$ .47
Hypothetical 5% Fund Return*	Class S	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,024.03	$ 1,024.58
Expenses Paid per $1,000**	$ 1.12	$ .56
* Expenses include amounts allocated proportionally from the master portfolio.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class S	Institutional Class
DWS Equity 500 Index Fund	.22%	.11%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Equity 500 Index Fund

Deutsche Investment Management America Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity 500 Index Portfolio, in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2008, NTI had approximately $575.5 billion of assets under management.

Portfolio Manager

Brent Reeder

Senior Vice President at Northern Trust Investments, N.A. and Portfolio Manager of the Portfolio since May 2007.

• Joined NTI in 1993.

• For the past six years, he has managed quantitative equity portfolios.

In the following interview, the portfolio manager from the fund's subadvisor, Northern Trust Investments, discusses the market environment and DWS Equity 500 Index Fund's performance for the 12-month period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last 12 months?

A: In the mid-year report for this fund, we described the first half of 2008 as a time of economic uncertainty and turmoil in the capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the US but throughout the world. Credit markets became so intolerant of risk that for a time they were essentially frozen. The combination of a housing slump, rising unemployment, a severe credit crunch and falling equity prices has led to a general loss of confidence, causing households and businesses to avoid spending and severely depressing aggregate demand. In early December, the Business Cycle Dating Committee of the National Bureau of Economic Research officially confirmed that the US economy has been in a recession since December 2007. Aggressive policy responses by the US government, including highly stimulative monetary policy, massive provision of liquidity, capital infusions and guarantees of bank debt, have helped to keep the financial system viable and begun to loosen frozen credit markets.

Essentially all equity indices posted negative returns during 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31%.1 The large-cap Russell 1000® Index posted a return of -37.60%, while the small-cap Russell 2000® Index returned -33.79%.2 Value stocks generally performed somewhat better than growth stocks: the return of the Russell 1000® Value Index was -36.85%, compared with -38.44% for the Russell 1000® Growth Index.3

The Standard & Poor's 500® (S&P 500) Index returned -37.00% for the year.4 All 10 industry sectors within the S&P 500 posted negative returns. The weakest sector was financials, down more than 50%; the strongest was consumer staples, with a negative return of -14.00%.

Q: How did the fund perform during this period?

A: The fund's Institutional Class shares returned -37.06%. (Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other shares classes and more complete performance information.) Since the fund's investment strategy is to replicate, as closely as possible before the deduction of expenses, the performance of the S&P 500, the fund's return is normally close to the return of the index.

Q: Which stocks had the greatest effect on performance?

A: The top contributor to return of the index and the fund was Wal-Mart Stores, Inc., which rose more than 20% during the year. Other positives were Amgen, Inc., a biotechnology company; biopharmaceutical Gilead Sciences, Inc.; pharmaceutical leader Bristol-Myers Squibb Co.; and McDonald's Corp. Many of the other stocks that made positive contributions to return moved up when they reached agreements to be acquired; these include Anheuser-Busch* and William Wrigley Jr. Company.* * Not held in the portfolio as of December 31, 2008.

Many of the greatest detractors from performance were in the financials sector; these include Bank of America Corp., Citigroup Inc. and American International Group, Inc. Also strongly negative was General Electric Co., which was down more than 50%.

Q: Do you have other comments for shareholders?

A: We believe that holding an index fund such as this one can be advantageous over time because it offers broad exposure to the equity market at a relatively low cost.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	15%	16%
Health Care	15%	12%
Energy	13%	13%
Financials	13%	18%
Consumer Staples	13%	10%
Industrials	11%	12%
Consumer Discretionary	9%	8%
Utilities	4%	4%
Telecommunication Services	4%	4%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (22.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	5.2%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	2.3%
3. General Electric Co. Diversified technology, media and financial services company	2.2%
4. AT&T, Inc. Provider of communications services	2.1%
5. Johnson & Johnson Provider of health care products	2.1%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.9%
7. Microsoft Corp. Developer of computer software	1.9%
8. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	1.6%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.5%
10. JPMorgan Chase & Co. Provider of global financial services	1.5%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$ 1,726,671,775
Receivable for Fund shares sold	1,595,873
Due from Advisor	50,532
Other assets	20,384
Total assets	1,728,338,564
Liabilities
Payable for Fund shares redeemed	5,924,627
Accrued expenses and other payables	672,181
Total liabilities	6,596,808
Net assets, at value	$ 1,721,741,756
Net Assets Consist of
Undistributed net investment income	1,522,553
Net unrealized appreciation (depreciation) on investments and futures	(164,236,209)
Accumulated net realized gain (loss)	(292,755,356)
Paid-in capital	2,177,210,768
Net assets, at value	$ 1,721,741,756
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($439,109,129 ÷ 4,337,444 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 101.24

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($1,282,632,627 ÷ 12,543,479 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 102.25
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends	54,735,436
Interest — Cash Management QP Trust	770,227
Interest	60,048
Expenses*	(1,187,189)
Total Income	54,378,522
Expenses: Administration fee	2,373,218
Services to shareholders	1,196,078
Professional fees	110,386
Trustees' fees and expenses	21,262
Reports to shareholders	80,838
Registration fees	58,468
Other	11,653
Total expenses before expense reductions	3,851,903
Expense reductions	(1,897,566)
Total expenses after expense reductions	1,954,337
Net investment income (loss)	52,424,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	(62,801,869)
Futures	(14,924,314)
(77,726,183)
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	(1,025,723,775)
Futures	468,972
(1,025,254,803)
Net gain (loss)	(1,102,980,986)
Net increase (decrease) in net assets resulting from operations	$ (1,050,556,801)
* For the year ended December 31, 2008, the DWS Equity 500 Index Portfolio was reimbursed by the Advisor for fees in the amount of $1,346,362, of which $1,079,564 was allocated to this Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 52,424,185	$ 52,725,879
Net realized gain (loss)	(77,726,183)	57,148,035
Change in net unrealized appreciation (depreciation)	(1,025,254,803)	45,321,459
Net increase (decrease) in net assets resulting from operations	(1,050,556,801)	155,195,373
Distributions to shareholders from: Net investment income: Class S	(12,944,113)	(14,337,230)
Institutional Class	(37,661,893)	(38,315,257)
Total distributions	(50,606,006)	(52,652,487)
Fund share transactions: Proceeds from shares sold	566,455,568	544,258,985
Reinvestment of distributions	48,282,105	50,353,547
Cost of shares redeemed	(514,871,845)	(735,982,664)
Redemption fees	49,468	14,697
Net increase (decrease) in net assets from Fund share transactions	99,915,296	(141,355,435)
Increase (decrease) in net assets	(1,001,247,511)	(38,812,549)
Net assets at beginning of period	2,722,989,267	2,761,801,816
Net assets at end of period (includes undistributed net investment income of $1,522,553 and $117,219, respectively)	$ 1,721,741,756	$ 2,722,989,267

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 164.58	$ 158.94	$ 139.85	$ 135.69	$ 124.93
Income (loss) from investment operations: Net investment income (loss)[a]	2.94	2.96	2.56	2.21	2.27
Net realized and unrealized gain (loss)	(63.44)	5.61	19.04	4.10	10.78
Total from investment operations	(60.50)	8.57	21.60	6.31	13.05
Less distributions from: Net investment income	(2.84)	(2.93)	(2.51)	(2.15)	(2.29)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 101.24	$ 164.58	$ 158.94	$ 139.85	$ 135.69
Total Return (%)[b]	(37.12)	5.39	15.58	4.70	10.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	439	772	771	768	727
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.32	.29	.33	.36	.36
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.21	.19	.22	.25	.25
Ratio of net investment income (loss) (%)	2.13	1.77	1.73	1.62	1.77
[a] Based on average shares outstanding during period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 166.22	$ 160.54	$ 141.29	$ 137.10	$ 126.22
Income (loss) from investment operations: Net investment income (loss)[a]	3.09	3.11	2.73	2.41	2.46
Net realized and unrealized gain (loss)	(64.06)	5.71	19.28	4.16	10.93
Total from investment operations	(60.97)	8.82	22.01	6.57	13.39
Less distributions from: Net investment income	(3.00)	(3.14)	(2.76)	(2.38)	(2.51)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 102.25	$ 166.22	$ 160.54	$ 141.29	$ 137.10
Total Return (%)[b]	(37.06)	5.49	15.72	4.85	10.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,283	1,951	1,991	1,812	1,828
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.24	.22	.20	.11	.11
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	2.24	1.86	1.85	1.77	1.92
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Fund (the "Fund"), is a diversified series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. On December 31, 2008, the Fund owned approximately 80% of the Portfolio.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class and Class S shares are offered to a limited group of investors, and are not subject to initial or contingent deferred sales charges. Institutional shares have lower ongoing expenses than Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $281,382,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($40,508,000), December 31, 2011 ($53,713,000), December 31, 2012 ($73,803,000), December 31, 2013 ($22,343,000), December 31, 2014 ($21,981,000) and December 31, 2016 ($69,034,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $11,528,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,522,553
Capital loss carryforwards	$ (281,382,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2008	2007
Distributions from ordinary income	$ 50,606,006	$ 52,652,487

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

For Institutional Class shares, for the period from January 1, 2008 through November 30, 2008, the Advisor had voluntarily agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.10%.

Effective December 1, 2008, for Institutional Class shares, the Advisor has voluntarily agreed to waive all or a portion of its fees and reimburse or pay certain operating expenses of the Fund, including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 0.15%. This voluntary waiver of reimbursement may be terminated at any time at the option of the Advisor.

Under this arrangement, during the year ended December 31, 2008, DIMA waived $188,275 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, the Advisor received an Administration Fee of $2,373,218, of which $1,405,359 was waived and $170,869 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DISC was as follows.

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2008
Class S	$ 60,159	$ —	$ 8,926
Institutional Class	290,575	290,575	—
	$ 350,734	$ 290,575	$ 8,926

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,241, of which $22,607 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Portfolio paid its allocated portion of the retirement benefit of $13,357 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2008		Year Ended December 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	1,008,383	$ 138,436,679	1,230,022	$ 202,198,150
Institutional Class	3,002,815	428,018,889	2,056,012	342,060,835
		$ 566,455,568		$ 544,258,985
Shares issued to shareholders in reinvestment of distributions
Class S	93,979	$ 12,152,598	80,585	$ 13,391,131
Institutional Class	277,931	36,129,507	220,197	36,962,416
		$ 48,282,105		$ 50,353,547
Shares redeemed
Class S	(1,457,141)	$ (195,736,417)	(1,470,504)	$ (241,973,067)
Institutional Class	(2,473,383)	(319,135,428)	(2,939,413)	(494,009,597)
		$ (514,871,845)		$ (735,982,664)
Redemption fees		$ 49,468		$ 14,697
Net increase (decrease)
Class S	(354,779)	$ (45,122,732)	(159,897)	$ (26,376,570)
Institutional Class	807,363	145,038,028	(663,204)	(114,978,865)
		$ 99,915,296		$ (141,355,435)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS Equity 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Fund (hereafter referred to as the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2008, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $60,209,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account please call (800) 294-4366.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2008

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 8.3%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	58,096	346,833
Johnson Controls, Inc.	154,092	2,798,311
		3,145,144
Automobiles 0.1%
Ford Motor Co.*	625,876	1,433,256
General Motors Corp.	155,871	498,787
Harley-Davidson, Inc.	63,351	1,075,067
		3,007,110
Distributors 0.1%
Genuine Parts Co.	44,378	1,680,151
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	28,983	2,220,678
H&R Block, Inc.	84,182	1,912,615
		4,133,293
Hotels Restaurants & Leisure 1.6%
Carnival Corp. (Unit)	123,397	3,001,015
Darden Restaurants, Inc.	35,080	988,554
International Game Technology	88,364	1,050,648
Marriott International, Inc. "A"	82,064	1,596,145
McDonald's Corp.	304,856	18,958,994
Starbucks Corp.*	204,708	1,936,538
Starwood Hotels & Resorts Worldwide, Inc.	51,112	914,905
Wyndham Worldwide Corp.	47,414	310,562
Wynn Resorts Ltd.*	15,600	659,256
Yum! Brands, Inc.	126,382	3,981,033
		33,397,650
Household Durables 0.4%
Black & Decker Corp.	16,452	687,858
Centex Corp.	31,904	339,459
D.R. Horton, Inc.	83,500	590,345
Fortune Brands, Inc.	40,054	1,653,429
Harman International Industries, Inc.	16,000	267,680
KB HOME	23,272	316,965
Leggett & Platt, Inc.	46,366	704,299
Lennar Corp. "A"	41,800	362,406
Newell Rubbermaid, Inc.	71,650	700,737
Pulte Homes, Inc.	56,956	622,529
Snap-on, Inc.	15,432	607,712
The Stanley Works	19,553	666,757
Whirlpool Corp.	19,277	797,104
		8,317,280
Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	89,712	4,600,431
Expedia, Inc.*	52,970	436,473
		5,036,904
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	74,431	489,756
Hasbro, Inc.	37,502	1,093,933
Mattel, Inc.	95,114	1,521,824
		3,105,513
Media 2.6%
CBS Corp. "B"	178,754	1,463,996
Comcast Corp. "A"	783,290	13,221,935
Gannett Co., Inc.	60,769	486,152
Interpublic Group of Companies, Inc.*	117,695	466,072
McGraw-Hill Companies, Inc.	85,874	1,991,418
Meredith Corp.	10,538	180,411
New York Times Co. "A"	38,873	284,939
News Corp. "A"	614,300	5,583,987
Omnicom Group, Inc.	85,736	2,308,013
Scripps Networks Interactive "A"	22,300	490,600
The DIRECTV Group, Inc.*	148,300	3,397,553
Time Warner, Inc.	969,312	9,751,279
Viacom, Inc. "B"*	169,954	3,239,323
Walt Disney Co.	503,464	11,423,598
Washington Post Co. "B"	1,500	585,375
		54,874,651
Multiline Retail 0.7%
Big Lots, Inc.*	26,996	391,172
Family Dollar Stores, Inc.	36,772	958,646
J.C. Penney Co., Inc.	57,875	1,140,138
Kohl's Corp.*	82,938	3,002,356
Macy's, Inc.	113,650	1,176,277
Nordstrom, Inc.	43,332	576,749
Sears Holdings Corp.*	15,538	603,962
Target Corp.	210,091	7,254,442
		15,103,742
Specialty Retail 1.8%
Abercrombie & Fitch Co. "A"	22,400	516,768
AutoNation, Inc.*	36,459	360,215
AutoZone, Inc.*	10,508	1,465,551
Bed Bath & Beyond, Inc.*	70,366	1,788,704
Best Buy Co., Inc.	91,572	2,574,089
GameStop Corp. "A"*	41,500	898,890
Home Depot, Inc.	467,347	10,758,328
Limited Brands, Inc.	73,611	739,054
Lowe's Companies, Inc.	396,574	8,534,272
Office Depot, Inc.*	72,359	215,630
RadioShack Corp.	37,395	446,496
Staples, Inc.	186,373	3,339,804
The Gap, Inc.	122,258	1,637,035
The Sherwin-Williams Co.	28,305	1,691,224
Tiffany & Co.	35,416	836,880
TJX Companies, Inc.	113,499	2,334,674
		38,137,614
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	88,900	1,846,453
Jones Apparel Group, Inc.	22,460	131,615
NIKE, Inc. "B"	108,316	5,524,116
Polo Ralph Lauren Corp.	15,300	694,773
VF Corp.	22,440	1,229,039
		9,425,996
Consumer Staples 12.7%
Beverages 2.5%
Brown-Forman Corp. "B"	26,723	1,375,941
Coca-Cola Co.	537,835	24,347,790
Coca-Cola Enterprises, Inc.	74,424	895,321
Constellation Brands, Inc. "A"*	51,800	816,886
Dr. Pepper Snapple Group, Inc.*	69,400	1,127,750
Molson Coors Brewing Co. "B"	38,904	1,903,184
Pepsi Bottling Group, Inc.	36,962	832,015
PepsiCo, Inc.	422,450	23,137,586
		54,436,473
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	118,033	6,196,733
CVS Caremark Corp.	388,291	11,159,483
Kroger Co.	180,163	4,758,105
Safeway, Inc.	114,607	2,724,208
SUPERVALU, Inc.	54,591	797,029
Sysco Corp.	159,290	3,654,113
Wal-Mart Stores, Inc.	606,654	34,009,023
Walgreen Co.	264,578	6,527,139
Whole Foods Market, Inc.	36,800	347,392
		70,173,225
Food Products 1.8%
Archer-Daniels-Midland Co.	179,253	5,167,864
Campbell Soup Co.	53,009	1,590,800
ConAgra Foods, Inc.	127,852	2,109,558
Dean Foods Co.*	34,500	619,965
General Mills, Inc.	96,450	5,859,338
H.J. Heinz Co.	83,254	3,130,350
Kellogg Co.	66,534	2,917,516
Kraft Foods, Inc. "A"	403,384	10,830,860
McCormick & Co., Inc.	35,300	1,124,658
Sara Lee Corp.	189,039	1,850,692
The Hershey Co.	44,160	1,534,118
The J.M. Smucker Co.	34,410	1,492,018
Tyson Foods, Inc. "A"	68,000	595,680
		38,823,417
Household Products 3.1%
Clorox Co.	36,032	2,001,938
Colgate-Palmolive Co.	139,568	9,565,991
Kimberly-Clark Corp.	111,507	5,880,879
Procter & Gamble Co.	812,648	50,237,899
		67,686,707
Personal Products 0.2%
Avon Products, Inc.	112,970	2,714,669
Estee Lauder Companies, Inc. "A"	30,300	938,088
		3,652,757
Tobacco 1.8%
Altria Group, Inc.	557,252	8,392,215
Lorillard, Inc.	47,054	2,651,493
Philip Morris International, Inc.	552,552	24,041,538
Reynolds American, Inc.	44,690	1,801,454
UST, Inc.	39,951	2,771,800
		39,658,500
Energy 13.2%
Energy Equipment & Services 1.5%
Baker Hughes, Inc.	88,573	2,840,536
BJ Services Co.	76,128	888,414
Cameron International Corp.*	58,700	1,203,350
ENSCO International, Inc.	38,400	1,090,176
Halliburton Co.	239,178	4,348,256
Nabors Industries Ltd.*	72,938	873,068
National-Oilwell Varco, Inc.*	117,100	2,861,924
Noble Corp.	70,048	1,547,360
Rowan Companies, Inc.	28,839	458,540
Schlumberger Ltd.	329,944	13,966,530
Smith International, Inc.	59,100	1,352,799
Weatherford International Ltd.*	180,900	1,957,338
		33,388,291
Oil, Gas & Consumable Fuels 11.7%
Anadarko Petroleum Corp.	125,068	4,821,371
Apache Corp.	93,974	7,003,882
Cabot Oil & Gas Corp.	26,900	699,400
Chesapeake Energy Corp.	140,400	2,270,268
Chevron Corp.	553,256	40,924,346
ConocoPhillips	411,209	21,300,626
CONSOL Energy, Inc.	48,800	1,394,704
Devon Energy Corp.	121,904	8,010,312
El Paso Corp.	181,798	1,423,478
EOG Resources, Inc.	66,300	4,414,254
ExxonMobil Corp.	1,383,468	110,442,251
Hess Corp.	77,865	4,176,679
Marathon Oil Corp.	194,588	5,323,928
Massey Energy Co.	20,600	284,074
Murphy Oil Corp.	49,200	2,182,020
Noble Energy, Inc.	44,400	2,185,368
Occidental Petroleum Corp.	222,762	13,363,492
Peabody Energy Corp.	73,600	1,674,400
Pioneer Natural Resources Co.	32,800	530,704
Range Resources Corp.	39,042	1,342,654
Southwestern Energy Co.*	94,200	2,728,974
Spectra Energy Corp.	164,998	2,597,069
Sunoco, Inc.	30,672	1,333,005
Tesoro Corp.	36,100	475,437
Valero Energy Corp.	141,500	3,062,060
Williams Companies, Inc.	155,723	2,254,869
XTO Energy, Inc.	152,350	5,373,385
		251,593,010
Financials 13.2%
Capital Markets 2.4%
American Capital Ltd.	47,200	152,928
Ameriprise Financial, Inc.	61,408	1,434,491
Bank of New York Mellon Corp.	316,892	8,977,550
Charles Schwab Corp.	264,433	4,275,882
E*TRADE Financial Corp.*	108,900	125,235
Federated Investors, Inc. "B"	22,700	384,992
Franklin Resources, Inc.	41,771	2,664,154
Invesco Ltd.	105,900	1,529,196
Janus Capital Group, Inc.	41,179	330,667
Legg Mason, Inc.	34,700	760,277
Merrill Lynch & Co., Inc.	428,304	4,985,458
Morgan Stanley	298,064	4,780,947
Northern Trust Corp.	60,605	3,159,945
State Street Corp.	116,634	4,587,215
T. Rowe Price Group, Inc.	69,152	2,450,747
The Goldman Sachs Group, Inc.	122,169	10,309,842
		50,909,526
Commercial Banks 3.1%
BB&T Corp.	152,618	4,190,890
Comerica, Inc.	40,457	803,071
Fifth Third Bancorp.	143,691	1,186,888
First Horizon National Corp.	40,551	428,623
Huntington Bancshares, Inc.	94,896	726,903
KeyCorp.	133,283	1,135,571
M&T Bank Corp.	19,600	1,125,236
Marshall & Ilsley Corp.	61,853	843,675
National City Corp.	573,023	1,037,172
PNC Financial Services Group, Inc.	90,561	4,437,489
Regions Financial Corp.	183,719	1,462,403
SunTrust Banks, Inc.	101,992	3,012,844
US Bancorp.	484,715	12,122,722
Wachovia Corp.	605,051	3,351,982
Wells Fargo & Co.	1,038,956	30,628,423
Zions Bancorp.	26,856	658,241
		67,152,133
Consumer Finance 0.5%
American Express Co.	313,743	5,819,933
Capital One Financial Corp.	102,043	3,254,151
Discover Financial Services	123,832	1,180,119
SLM Corp.*	127,365	1,133,548
		11,387,751
Diversified Financial Services 3.3%
Bank of America Corp.	1,373,607	19,340,386
CIT Group, Inc.	77,700	352,758
Citigroup, Inc.	1,497,760	10,049,970
CME Group, Inc.	18,300	3,808,413
IntercontinentalExchange, Inc.*	18,700	1,541,628
JPMorgan Chase & Co.	1,021,343	32,202,945
Leucadia National Corp.*	43,000	851,400
Moody's Corp.	55,400	1,112,986
NYSE Euronext	69,700	1,908,386
The NASDAQ OMX Group, Inc.*	37,100	916,741
		72,085,613
Insurance 2.7%
Aflac, Inc.	128,844	5,906,209
Allstate Corp.	146,470	4,798,357
American International Group, Inc.	732,548	1,150,100
Aon Corp.	75,087	3,429,974
Assurant, Inc.	26,400	792,000
Chubb Corp.	97,558	4,975,458
Cincinnati Financial Corp.	44,934	1,306,231
Genworth Financial, Inc. "A"	112,300	317,809
Hartford Financial Services Group, Inc.	82,146	1,348,837
Lincoln National Corp.	70,674	1,331,498
Loews Corp.	97,923	2,766,325
Marsh & McLennan Companies, Inc.	138,732	3,367,026
MBIA, Inc.	52,646	214,269
MetLife, Inc.	214,011	7,460,424
Principal Financial Group, Inc.	68,919	1,555,502
Progressive Corp.	187,288	2,773,735
Prudential Financial, Inc.	115,516	3,495,514
The Travelers Companies, Inc.	158,975	7,185,670
Torchmark Corp.	24,810	1,109,007
Unum Group	85,194	1,584,609
XL Capital Ltd. "A"	83,332	308,329
		57,176,883
Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co. "A" (REIT)	33,707	389,316
AvalonBay Communities, Inc. (REIT)	19,900	1,205,542
Boston Properties, Inc. (REIT)	30,300	1,666,500
Developers Diversified Realty Corp. (REIT)	34,300	167,384
Equity Residential (REIT)	71,860	2,142,865
HCP, Inc. (REIT)	62,555	1,737,152
Host Hotels & Resorts, Inc. (REIT)	135,500	1,025,735
Kimco Realty Corp. (REIT)	60,200	1,100,456
Plum Creek Timber Co., Inc. (REIT)	45,324	1,574,556
ProLogis (REIT)	78,900	1,095,921
Public Storage (REIT)	34,730	2,761,035
Simon Property Group, Inc. (REIT)	64,934	3,449,944
Vornado Realty Trust (REIT)	40,400	2,438,140
		20,754,546
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	49,800	215,136
Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp., Inc.	132,500	2,114,700
People's United Financial, Inc.	94,600	1,686,718
Sovereign Bancorp., Inc.*	131,891	393,035
		4,194,453
Health Care 14.7%
Biotechnology 2.2%
Amgen, Inc.*	292,124	16,870,161
Biogen Idec, Inc.*	78,471	3,737,573
Celgene Corp.*	123,000	6,799,440
Cephalon, Inc.*	18,500	1,425,240
Genzyme Corp.*	70,240	4,661,829
Gilead Sciences, Inc.*	254,620	13,021,267
		46,515,510
Health Care Equipment & Supplies 2.2%
Baxter International, Inc.	170,098	9,115,552
Becton, Dickinson & Co.	67,692	4,629,456
Boston Scientific Corp.*	393,506	3,045,736
C.R. Bard, Inc.	26,794	2,257,662
Covidien Ltd.	132,557	4,803,866
DENTSPLY International, Inc.	40,500	1,143,720
Hospira, Inc.*	41,322	1,108,256
Intuitive Surgical, Inc.*	11,400	1,447,686
Medtronic, Inc.	305,299	9,592,495
St. Jude Medical, Inc.*	89,026	2,934,297
Stryker Corp.	62,748	2,506,783
Varian Medical Systems, Inc.*	32,800	1,149,312
Zimmer Holdings, Inc.*	62,808	2,538,699
		46,273,520
Health Care Providers & Services 2.1%
Aetna, Inc.	127,696	3,639,336
AmerisourceBergen Corp.	43,548	1,552,922
Cardinal Health, Inc.	94,568	3,259,759
CIGNA Corp.	73,875	1,244,794
Coventry Health Care, Inc.*	40,658	604,991
DaVita, Inc.*	28,700	1,422,659
Express Scripts, Inc.*	66,100	3,634,178
Humana, Inc.*	46,451	1,731,693
Laboratory Corp. of America Holdings*	30,600	1,970,946
McKesson Corp.	77,215	2,990,537
Medco Health Solutions, Inc.*	136,776	5,732,282
Patterson Companies, Inc.*	34,600	648,750
Quest Diagnostics, Inc.	41,502	2,154,369
Tenet Healthcare Corp.*	122,948	141,390
UnitedHealth Group, Inc.	329,424	8,762,678
WellPoint, Inc.*	138,316	5,827,253
		45,318,537
Health Care Technology 0.0%
IMS Health, Inc.	50,506	765,671
Life Sciences Tools & Services 0.3%
Life Technologies Corp.*	44,703	1,042,027
Millipore Corp.*	13,881	715,149
PerkinElmer, Inc.	31,463	437,651
Thermo Fisher Scientific, Inc.*	119,328	4,065,505
Waters Corp.*	25,905	949,418
		7,209,750
Pharmaceuticals 7.9%
Abbott Laboratories	417,122	22,261,801
Allergan, Inc.	80,278	3,236,809
Bristol-Myers Squibb Co.	550,536	12,799,962
Eli Lilly & Co.	267,147	10,758,010
Forest Laboratories, Inc.*	82,481	2,100,791
Johnson & Johnson	756,101	45,237,523
King Pharmaceuticals, Inc.*	64,475	684,724
Merck & Co., Inc.	583,206	17,729,462
Mylan, Inc.*	69,500	687,355
Pfizer, Inc.	1,836,293	32,520,749
Schering-Plough Corp.	449,252	7,650,762
Watson Pharmaceuticals, Inc.*	27,207	722,890
Wyeth	366,309	13,740,251
		170,131,089
Industrials 11.0%
Aerospace & Defense 2.8%
Boeing Co.	199,320	8,504,984
General Dynamics Corp.	106,360	6,125,272
Goodrich Corp.	31,838	1,178,643
Honeywell International, Inc.	204,668	6,719,251
L-3 Communications Holdings, Inc.	32,900	2,427,362
Lockheed Martin Corp.	90,526	7,611,426
Northrop Grumman Corp.	88,250	3,974,780
Precision Castparts Corp.	37,900	2,254,292
Raytheon Co.	111,923	5,712,550
Rockwell Collins, Inc.	42,044	1,643,500
United Technologies Corp.	258,540	13,857,744
		60,009,804
Air Freight & Logistics 1.1%
C.H. Robinson Worldwide, Inc.	45,100	2,481,853
Expeditors International of Washington, Inc.	55,600	1,849,812
FedEx Corp.	83,601	5,363,004
United Parcel Service, Inc. "B"	272,970	15,057,025
		24,751,694
Airlines 0.1%
Southwest Airlines Co.	195,091	1,681,684
Building Products 0.1%
Masco Corp.	96,105	1,069,649
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	25,031	819,265
Cintas Corp.	34,166	793,676
Pitney Bowes, Inc.	57,085	1,454,526
R.R. Donnelley & Sons Co.	58,221	790,641
Republic Services, Inc.	86,899	2,154,226
Stericycle, Inc.*	23,100	1,203,048
Waste Management, Inc.	137,040	4,541,506
		11,756,888
Construction & Engineering 0.2%
Fluor Corp.	48,708	2,185,528
Jacobs Engineering Group, Inc.*	36,100	1,736,410
		3,921,938
Electrical Equipment 0.5%
Cooper Industries Ltd. "A"	47,302	1,382,638
Emerson Electric Co.	212,140	7,766,445
Rockwell Automation, Inc.	39,156	1,262,389
		10,411,472
Industrial Conglomerates 2.8%
3M Co.	188,566	10,850,088
General Electric Co.	2,842,265	46,044,693
Textron, Inc.	65,154	903,686
Tyco International Ltd.	128,957	2,785,471
		60,583,938
Machinery 1.6%
Caterpillar, Inc.	164,668	7,355,720
Cummins, Inc.	53,492	1,429,841
Danaher Corp.	69,022	3,907,336
Deere & Co.	120,192	4,605,758
Dover Corp.	52,159	1,717,074
Eaton Corp.	45,254	2,249,576
Flowserve Corp.	15,700	808,550
Illinois Tool Works, Inc.	107,042	3,751,822
Ingersoll-Rand Co., Ltd. "A"	83,072	1,441,299
ITT Corp.	47,292	2,174,959
Manitowoc Co., Inc.	33,300	288,378
PACCAR, Inc.	104,215	2,980,549
Pall Corp.	32,510	924,259
Parker Hannifin Corp.	44,152	1,878,226
		35,513,347
Professional Services 0.2%
Dun & Bradstreet Corp.	14,600	1,127,120
Equifax, Inc.	34,209	907,223
Monster Worldwide, Inc.*	32,989	398,837
Robert Half International, Inc.	42,175	878,083
		3,311,263
Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	76,386	5,783,184
CSX Corp.	107,252	3,482,473
Norfolk Southern Corp.	100,844	4,744,710
Ryder System, Inc.	15,190	589,068
Union Pacific Corp.	137,730	6,583,494
		21,182,929
Trading Companies & Distributors 0.1%
Fastenal Co.	35,200	1,226,720
W.W. Grainger, Inc.	17,862	1,408,240
		2,634,960
Information Technology 15.2%
Communications Equipment 2.5%
Ciena Corp.*	22,498	150,737
Cisco Systems, Inc.*	1,598,264	26,051,703
Corning, Inc.	428,990	4,088,275
Harris Corp.	32,100	1,221,405
JDS Uniphase Corp.*	58,539	213,667
Juniper Networks, Inc.*	142,100	2,488,171
Motorola, Inc.	612,896	2,715,129
QUALCOMM, Inc.	443,954	15,906,872
Tellabs, Inc.*	116,830	481,340
		53,317,299
Computers & Peripherals 4.2%
Apple, Inc.*	242,678	20,712,567
Dell, Inc.*	471,547	4,828,641
EMC Corp.*	560,162	5,864,896
Hewlett-Packard Co.	662,636	24,047,061
International Business Machines Corp.	365,420	30,753,747
Lexmark International, Inc. "A"*	21,257	571,813
NetApp, Inc.*	88,609	1,237,868
QLogic Corp.*	36,200	486,528
SanDisk Corp.*	59,100	567,360
Sun Microsystems, Inc.*	203,691	778,100
Teradata Corp.*	47,398	702,913
		90,551,494
Electronic Equipment, Instruments & Components 0.3%
Agilent Technologies, Inc.*	100,341	1,568,330
Amphenol Corp. "A"	48,400	1,160,632
FLIR Systems, Inc.*	37,800	1,159,704
Jabil Circuit, Inc.	48,375	326,531
Molex, Inc.	37,486	543,172
Tyco Electronics Ltd.	129,757	2,103,361
		6,861,730
Internet Software & Services 1.4%
Akamai Technologies, Inc.*	43,200	651,888
eBay, Inc.*	295,532	4,125,627
Google, Inc. "A"*	65,500	20,151,075
VeriSign, Inc.*	52,400	999,792
Yahoo!, Inc.*	374,022	4,563,068
		30,491,450
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	26,400	1,213,080
Automatic Data Processing, Inc.	139,937	5,505,122
Cognizant Technology Solutions Corp. "A"*	76,500	1,381,590
Computer Sciences Corp.*	45,132	1,585,938
Convergys Corp.*	35,140	225,247
Fidelity National Information Services, Inc.	42,900	697,983
Fiserv, Inc.*	43,550	1,583,914
MasterCard, Inc. "A"	20,400	2,915,772
Paychex, Inc.	87,867	2,309,145
Total System Services, Inc.	45,166	632,324
Western Union Co.	198,788	2,850,620
		20,900,735
Office Electronics 0.1%
Xerox Corp.	235,956	1,880,569
Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.*	148,797	321,401
Altera Corp.	81,643	1,364,254
Analog Devices, Inc.	78,068	1,484,853
Applied Materials, Inc.	362,935	3,676,532
Broadcom Corp. "A"*	120,270	2,040,982
Intel Corp.	1,512,782	22,177,384
KLA-Tencor Corp.	45,885	999,834
Linear Technology Corp.	57,906	1,280,881
LSI Corp.*	189,755	624,294
MEMC Electronic Materials, Inc.*	60,400	862,512
Microchip Technology, Inc.	49,800	972,594
Micron Technology, Inc.*	187,349	494,601
National Semiconductor Corp.	52,766	531,354
Novellus Systems, Inc.*	30,282	373,680
NVIDIA Corp.*	143,947	1,161,652
Teradyne, Inc.*	45,358	191,411
Texas Instruments, Inc.	352,648	5,473,097
Xilinx, Inc.	74,513	1,327,822
		45,359,138
Software 3.6%
Adobe Systems, Inc.*	145,104	3,089,264
Autodesk, Inc.*	60,048	1,179,943
BMC Software, Inc.*	52,169	1,403,868
CA, Inc.	100,815	1,868,102
Citrix Systems, Inc.*	47,214	1,112,834
Compuware Corp.*	80,321	542,167
Electronic Arts, Inc.*	82,306	1,320,188
Intuit, Inc.*	87,966	2,092,711
McAfee, Inc.*	41,500	1,434,655
Microsoft Corp.	2,088,595	40,602,287
Novell, Inc.*	91,682	356,643
Oracle Corp.*	1,060,129	18,796,087
Salesforce.com, Inc.*	28,400	909,084
Symantec Corp.*	234,706	3,173,225
		77,881,058
Materials 3.0%
Chemicals 1.7%
Air Products & Chemicals, Inc.	56,390	2,834,725
CF Industries Holdings, Inc.	15,500	761,980
Dow Chemical Co.	257,491	3,885,539
E.I. du Pont de Nemours & Co.	244,052	6,174,516
Eastman Chemical Co.	22,186	703,518
Ecolab, Inc.	45,242	1,590,256
International Flavors & Fragrances, Inc.	20,916	621,624
Monsanto Co.	148,784	10,466,955
PPG Industries, Inc.	42,862	1,818,635
Praxair, Inc.	84,728	5,029,454
Rohm & Haas Co.	32,889	2,032,211
Sigma-Aldrich Corp.	34,068	1,439,032
		37,358,445
Construction Materials 0.1%
Vulcan Materials Co.	27,231	1,894,733
Containers & Packaging 0.2%
Ball Corp.	27,224	1,132,246
Bemis Co., Inc.	27,230	644,807
Owens-Illinois, Inc.*	45,400	1,240,782
Pactiv Corp.*	34,649	862,067
Sealed Air Corp.	42,772	639,014
		4,518,916
Metals & Mining 0.8%
AK Steel Holding Corp.	31,000	288,920
Alcoa, Inc.	220,051	2,477,774
Allegheny Technologies, Inc.	25,479	650,479
Freeport-McMoRan Copper & Gold, Inc.	102,699	2,509,964
Newmont Mining Corp.	124,500	5,067,150
Nucor Corp.	85,336	3,942,523
Titanium Metals Corp.	23,200	204,392
United States Steel Corp.	31,592	1,175,222
		16,316,424
Paper & Forest Products 0.2%
International Paper Co.	118,304	1,395,987
MeadWestvaco Corp.	47,944	536,493
Weyerhaeuser Co.	57,129	1,748,719
		3,681,199
Telecommunication Services 3.8%
Diversified Telecommunication Services 3.6%
AT&T, Inc.	1,594,330	45,438,405
CenturyTel, Inc.	28,355	774,942
Embarq Corp.	38,981	1,401,757
Frontier Communications Corp.	85,405	746,439
Qwest Communications International, Inc.	406,381	1,479,227
Verizon Communications, Inc.	770,412	26,116,967
Windstream Corp.	124,574	1,146,081
		77,103,818
Wireless Telecommunication Services 0.2%
American Tower Corp. "A"*	114,100	3,345,412
Sprint Nextel Corp.*	776,628	1,421,229
		4,766,641
Utilities 4.2%
Electric Utilities 2.5%
Allegheny Energy, Inc.	43,118	1,459,976
American Electric Power Co., Inc.	104,215	3,468,275
Duke Energy Corp.	350,896	5,266,949
Edison International	84,490	2,713,819
Entergy Corp.	55,909	4,647,715
Exelon Corp.	184,238	10,245,475
FirstEnergy Corp.	89,095	4,328,235
FPL Group, Inc.	117,994	5,938,638
Pepco Holdings, Inc.	51,300	911,088
Pinnacle West Capital Corp.	25,996	835,251
PPL Corp.	99,348	3,048,990
Progress Energy, Inc.	67,150	2,675,928
Southern Co.	216,688	8,017,456
		53,557,795
Gas Utilities 0.1%
Equitable Resources, Inc.	35,400	1,187,670
Nicor, Inc.	12,237	425,113
Questar Corp.	44,800	1,464,512
		3,077,295
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	174,450	1,437,468
Constellation Energy Group, Inc.	49,987	1,254,174
Dynegy, Inc. "A"*	112,461	224,922
		2,916,564
Multi-Utilities 1.5%
Ameren Corp.	55,919	1,859,866
CenterPoint Energy, Inc.	82,968	1,047,056
CMS Energy Corp.	58,649	592,942
Consolidated Edison, Inc.	66,316	2,581,682
Dominion Resources, Inc.	150,980	5,411,123
DTE Energy Co.	44,303	1,580,288
Integrys Energy Group, Inc.	20,000	859,600
NiSource, Inc.	71,566	785,079
PG&E Corp.	91,647	3,547,655
Public Service Enterprise Group, Inc.	149,446	4,359,340
SCANA Corp.	32,000	1,139,200
Sempra Energy	74,490	3,175,509
TECO Energy, Inc.	55,488	685,277
Wisconsin Energy Corp.	31,900	1,339,162
Xcel Energy, Inc.	107,937	2,002,231
		30,966,010
Total Common Stocks (Cost $2,344,285,735)		2,139,098,425
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
US Treasury Obligation
US Treasury Bill, 0.718%**, 5/14/2009 (a) (Cost $5,014,985)	5,020,000	5,018,710
	Shares	Value ($)

Cash Equivalents 0.4%
Cash Management QP Trust, 1.42% (b) (Cost $7,750,160)	7,750,160	7,750,160
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,357,050,880)+	99.9	2,151,867,295
Other Assets and Liabilities, Net	0.1	1,525,260
Net Assets	100.0	2,153,392,555
* Non-income producing security
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $2,538,590,682. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $386,723,387. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $400,383,927 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $787,107,314.
(a) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/19/2009	63	13,776,293	14,176,575	400,282

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 2,139,098,425	$ 400,282
Level 2	12,768,870	—
Level 3	—	—
Total	$ 2,151,867,295	$ 400,282
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $2,349,300,720)	$ 2,144,117,135
Investment in Cash Management QP Trust (cost $7,750,160)	7,750,160
Total investments in securities, at value (cost $2,357,050,880)	2,151,867,295
Receivable for investments sold	3,825,816
Dividends receivable	4,869,055
Interest receivable	28,375
Receivable for daily variation margin on open futures contracts	240,840
Other assets	129,007
Total assets	2,160,960,388
Liabilities
Cash overdraft	3,425,405
Due to broker	400,411
Payable for investments purchased	3,539,232
Accrued management fee	14,991
Other accrued expenses and payables	187,794
Total liabilities	7,567,833
Net assets	$ 2,153,392,555

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 68,104,119
Interest — Cash Management QP Trust	959,259
Interest	74,531
Total Income	69,137,909
Expenses: Investment management fee	1,476,892
Administration fee	886,137
Professional fees	106,249
Custodian fees	98,942
Trustees' fees and expenses	121,101
Reports to shareholders	14,586
Other	119,606
Total expenses before expense reductions	2,823,513
Expense reductions	(1,346,362)
Total expenses after expense reductions	1,477,151
Net investment income (loss)	67,660,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(77,798,848)
Futures	(18,629,918)
(96,428,766)
Change in net unrealized appreciation (depreciation) during the period on: Investments	(1,276,789,836)
Futures	584,872
(1,276,204,964)
Net gain (loss)	(1,372,633,730)
Net increase (decrease) in net assets resulting from operations	$ (1,304,972,972)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 67,660,758	$ 69,228,757
Net realized gain (loss)	(96,428,766)	71,989,267
Change in net unrealized appreciation (depreciation)	(1,276,204,964)	57,451,772
Net increase (decrease) in net assets resulting from operations	(1,304,972,972)	198,669,796
Capital transactions in shares of beneficial interest: Proceeds from capital invested	698,602,342	649,751,320
Value of capital withdrawn	(648,903,152)	(988,879,233)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	49,699,190	(339,127,913)
Increase (decrease) in net assets	(1,255,273,782)	(140,458,117)
Net assets at beginning of period	3,408,666,337	3,549,124,454
Net assets at end of period	$ 2,153,392,555	$ 3,408,666,337

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2008	2007	2006	2005	2004
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,153	3,409	3,549	3,307	3,272
Ratio of expenses before expense reductions (%)	.10	.09	.08	.06	.06
Ratio of expenses after expense reductions (%)	.05	.05	.05	.05	.05
Ratio of net investment income (loss) (%)	2.29	1.91	1.90	1.82	1.97
Portfolio turnover rate (%)	6	5	4	9	7
Total investment return (%)[a,b]	(37.01)	5.54	15.72	4.90	10.79
[a] Total investment return would have been lower had certain expenses not been reduced.
[b] Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Transactions. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio enters into future contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $295,430,402 and $182,564,002, respectively.

C. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the period from January 1, 2008 through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the annual operating expenses of the Portfolio at 0.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Accordingly, for the year ended December 31, 2008, the Advisor waived a portion of its investment management fee pursuant to the Investment Management Agreement of $1,317,097 and charged $159,795, which was equivalent to an annual effective rate of 0.01% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2008, DIMA received an Administration Fee of $886,137, of which $53,414 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Portfolio paid its allocated portion of the retirement benefit of $16,748 to the non-continuing Independent Board Members, and the Portfolio was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Fee Reductions

The Portfolio has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2008, the Portfolio's custodian fees were reduced by $1,109 and $11,408, respectively, for custody and transfer agent credits earned.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Fund, a series of DWS Institutional Funds, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees (which is also the board of Directors for the Fund), including the Independent Trustees, approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the Fund's investment management agreement with DIMA (the "Fund Agreement") and the sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Portfolio Agreement and the Fund Agreement, the "Agreements") between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of the Portfolio's and Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Fund and the Portfolio. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Institutional Class shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund was at its benchmark for the one-year period ended December 31, 2007 and has underperformed its benchmark in the three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's investment management fee schedule, the sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the aggregate Institutional Class total (net) operating expenses (excluding 12b-1 fees) of the Fund and the Portfolio were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class Institutional expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Portfolio's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's and the Portfolio's combined total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Portfolio Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Fund and the Portfolio, as the case may be, and DIMA of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and the Portfolio. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class S	Institutional Class
Nasdaq Symbol	BTIEX	BTIIX
CUSIP Number	23339C 305	23339C 206
Fund Number	815	565

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS Equity 500 Index Portfolio has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX PORTFOLIO

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$51,175	$0	$0	$0
2007	$50,875	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index Portfolio

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009